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SUN MICROSYSTEMS BOARD APPROVES GROWTH PLAN TO ACCELERATE RETURN TO PROFITABILITY AND SETS OPERATING INCOME GROWTH GOALS

Actions to Bolster Investment in Core Areas of Innovation, including Energy Efficiency and Service Automation, While Reducing Costs

SANTA CLARA, CALIF.-- May 31, 2006-- Sun Microsystems Inc. (NASDAQ:SUNW)

today announced that the company's board of directors has approved a growth plan with the goal of accelerating Sun's return to consistent profitability. The plan provides for increasing investment in core technology and channel resources, while accelerating acquisition synergies and disinvestments in non-core processes and research and development activities.

Over the past month, a team led by Sun's president and chief executive officer, Jonathan Schwartz, and chief financial officer, Michael Lehman, have conducted thorough reviews of the company's global operations. As a result of this ongoing analysis, the company is instituting a number of initiatives to better align expenses with its core business strategy and drive the company's operating income goals of at least 4% of revenues for Q4FY07 and of at least 10% of revenues long-term.

More specifically, the plan addresses several cost cutting initiatives including a 11-13% reduction in force and the consolidation of its real estate portfolio. The company is reducing the approximately 37,500 worldwide employee headcount by 4,000 to 5,000 people over the next six months and is selling its Newark campus and exiting leased facilities in Sunnyvale, Ca. The company will continue operations of its two major Bay Area campuses, Menlo Park and Santa Clara, Ca.

These initiatives are designed to focus and streamline the company and are expected to result in an annual cost savings between $480 million and $590 million, with the full impact expected to take effect by Q4 of Fiscal 2007. The company expects to incur restructuring charges ranging from $340 million to $500 million over the next several quarters in connection with the plan, the majority of which will be incurred in the fiscal quarter ended June 30, 2006.

"Momentum is clearly increasing around Sun's core technology and channel programs, with JavaTM, SolarisTM, Sun FireTM and StorageTekTM platforms all gaining share," said Schwartz. "We've worked hard to reinvent the entirety of Sun's product line, from software to systems, storage and services. It's on that rebuilt foundation, that we are reinventing our business model on a far simpler base and focusing our energies on the automation, energy efficiency and network innovation at the heart of our technology leadership."

In addition to these restructuring activities, Sun's board has approved the company's operational goals and priorities for its fiscal 2007 business plan. Key components of that plan include:

- A Q4 Fiscal 2007 operating income goal of at least 4 percent of revenue, excluding any amounts related to restructuring, but including amounts related to stock-based compensation (FAS 123R) and amortization of purchased intangibles.

-A longer term operating income goal of at least 10 percent of revenue.

-Expected Fiscal 2007 full year revenue growth in the low to middle single digits.

-Expected Fiscal 2007 gross margin of around 43 percent.

-Expected Fiscal 2007 operating expenses in the range of $5.6 billion to $6.0 billion, excluding any amounts related to restructuring, but including amounts related to stock-based compensation (FAS 123R) and amortization of purchased intangibles.

Since taking over as CEO on April 24, Schwartz has announced a number of important executive moves including the appointment of Richard Green to EVP of Software, John Fowler to EVP of Systems and David Yen to EVP of Storage. Additionally, Sun has announced the expanded roles of Don Grantham to EVP of Global Sales and Services, Greg Papadopoulos to CTO and EVP of Research and Development, Crawford Beveridge to EVP and Chairman, EMEA, APAC and Americas and Bill MacGowan as Chief Human Resources Officer and EVP of People and Places.

"The team that I have aligned, combined with today's announcement, represents Sun's reinvigorated focus and recommitment to driving customer and shareholder value," said Schwartz. "I'm confident that we're on the right path -- revenues and gross margins were up in Q3 year-over-year and our investments in core R&D activities are paying off. We have a solid foundation - a strong balance sheet with approximately $4.4 billion in cash and marketable securities, long-term partnerships with other technology leaders worldwide, and strong relationships with virtually every Fortune 1000 company. I believe that execution of our strategy to provide innovation and choice will pay off in value to customers and that value will be reflected in business performance."

Sun has scheduled a conference call today to discuss its Fiscal 2007 plan at 2:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision -- "The Network Is The Computer" -- guides Sun in the development of technologies that power the world's most important markets. Sun's philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at http://www.sun.com.

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Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the future results and performance of Sun Microsystems, Inc., including statements regarding Sun's growth plan, including the Q4 Fiscal 2007 operating income goal, the long-term operating income goal, expected Fiscal 2007 full year revenue growth, expected Fiscal 2007 gross margin, expected Fiscal 2007 operating expenses; accelerating Sun's return to profitability; actions to bolster investment in core areas of innovation; accelerating acquisition synergies; disinvestments in non-core processes and R&D; a reduction in force; the consolidation of Sun's real estate portfolio; expected cost savings; expected restructuring charges in Q4FY06 and 1HFY07; momentum increasing around Sun's core technology and channel programs; and the pay off in value to customers and the reflection of value in business performance resulting from the execution of Sun's strategy. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in our projections and forward-looking statements include: failure to achieve expected cost savings within the expected time frames;our ability to implement the property portfolio reductions to the extent currently anticipated, including due to our ability to identify suitable buyers or tenants for the properties, the results of negotiations with landlords and potential buyers and real estate market conditions; our ability to implement the workforce reductions in various geographies; possible changes in the size and components of the expected costs; increased competition; failure to rapidly and successfully develop and introduce new products; our reliance on single-source suppliers; risks associated with our ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with our international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; our dependence on significant customers and specific industries; our dependence on channel partners; risks associated with our tape products; and failure to successfully integrate acquisition candidates. Please also refer to Sun's periodic reports that are filed from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended September 25, 2005, December 25, 2005 and March 26, 2006. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

This press release presents Sun's goals for Q4 Fiscal 2007 operating income and Sun's expected Fiscal 2007 operating expenses, all of which exclude any amounts related to restructuring and are, accordingly, not presented in accordance with generally accepted accounting principles (GAAP). The presentation of these non-GAAP financial measures should be considered in addition to Sun's GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our expected performance by excluding restructuring charges that may not be indicative of our core business operating results. In addition, Sun's ability to accurately forecast restructuring charges is limited. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in forecasting Sun's performance. These non-GAAP financial measures also facilitate comparisons to Sun's historical performance and our competitors' operating results. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. No reconciliation of the Non-GAAP measures to comparable GAAP measures are provided, because the expected amount of restructuring charges over the applicable time frame cannot be estimated and are, accordingly, not available without unreasonable efforts.

Sun, Sun Microsystems, the Sun logo, Java, Solaris, Sun Fire, StorageTek and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries.